7. SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES	6 Months Ended
Jun. 30, 2015
Notes to Financial Statements
7. SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES

The following lists the components of the short-term net investment in sales-type leases (in thousands):

	June 30	December 31,
	2015	2014
	(unaudited)

Minimum lease payments receivable	$34,946	$58,976
Less: Allowance for doubtful accounts	(349)	(590)
Net minimum lease payments receivable	34,597	58,386
Less: unearned interest income	(661)	(1,411)

Short-term net investment in sales-type leases	$33,936	$56,975

Short-term net investment in sales-type leases arises when the Company provides financing to the peer stores for the purchase of commercial vehicles, for which the Company enters into monthly installment arrangements with the peer store for 12 months. As of June 30, 2015 and December 31, 2014, the aggregate effective interest rate on short-term net investment in sales-type leases is approximately 6.00% and 5.71% per annum, respectively.